UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CITI TRENDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Citi Trends Logo]

102 Fahm Street

Savannah, Georgia  31401

(912) 236-1561

April 24, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Citi Trends, Inc. to be held at 10:00 a.m., EDT, on Wednesday, May 24, 2006, at the Doubletree Hotel, 411 West Bay Street, Savannah, Georgia 31401. The formal notice of annual meeting appears on the next page.

In addition to the formal items of business to be brought before the meeting, I will be pleased to report on the affairs of the Company.

We look forward to greeting personally those stockholders who are able to be present at the meeting. However, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.

Very truly yours,

R. Edward Anderson
Chief Executive Officer

Citi Trends, Inc.

102 Fahm Street
Savannah, Georgia  31401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on May 24, 2006

TO THE STOCKHOLDERS:

You are cordially invited to attend the annual meeting of stockholders of Citi Trends, Inc., a Delaware corporation, which will be held at the Doubletree Hotel, 411 West Bay Street, Savannah, Georgia 31401, on Wednesday, May 24, 2006, at 10:00 a.m., EDT, for the following purposes:

1.                                       To elect one director to the board of directors to serve as a Class I director whose term will expire in 2009;

2.                                       To act upon a proposal to amend Citi Trends’ Second Amended and Restated Certificate of Incorporation;

3.                                       To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2007; and

4.                                       To transact any other business properly brought before the meeting or any adjournment or postponement of the meeting.

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on March 27, 2006, the record date for the annual meeting.

Whether or not you plan to attend the meeting in person, please complete, sign, date and return the accompanying proxy card promptly, so that your shares may be represented and voted at the annual meeting. A return envelope is enclosed for your convenience. No postage need be affixed to the enclosed envelope if mailed in the United States.

By Order of the Board of Directors,

Thomas W. Stoltz

Chief Financial Officer

April 24, 2006

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Where and when will the annual meeting be held?
Why did you send me this proxy statement?
What can I vote on at the meeting?
How does the board of directors recommend that I vote?
Who can vote?
How are votes counted?
What is the required vote for approval?
How do I vote?
How do I vote by proxy?
What if other matters come up at the annual meeting?
Can I change my vote after I return my proxy card?
Can I vote in person at the annual meeting rather than by completing the proxy card?
What do I do if my shares are held in “street name”?
What do I do if I receive duplicate proxy statements and cards?
Who will count the votes?
Who will conduct this proxy solicitation and who pays for this proxy solicitation?

PROPOSAL 1: ELECTION OF DIRECTOR

Nominee for Election as Director
Vote Required; Recommendation

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

Directors
Board of Directors Committees
Director Compensation
Compensation Committee Interlocks and Insider Participation
Attendance of Directors
Policies Relating to our Board of Directors

AUDIT COMMITTEE REPORT

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Executive Compensation Philosophy
Executive Compensation Practices
Components of Executive Compensation
Retirement and Other Benefits
Policy Regarding Compensation in Excess of $1 Million a Year
Compensation of the Chief Executive Officer

EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

Summary Compensation Table
2005 Long-Term Incentive Plan
Stock Option Grants
Fiscal Year-End Option Values
Employment Agreements

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Management Consulting Agreement
Stockholders Agreement
Registration Rights Agreement
Nominating Agreement

i

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PERFORMANCE GRAPH

PROPOSAL 2: AMEND CITI TRENDS’ SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fee Information
Vote Required; Recommendation

STOCKHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT

ANNUAL REPORT

OTHER BUSINESS

ANNEX A CITI TRENDS, INC. Charter of the Audit Committee of the Board of Directors

ii

CITI TRENDS, INC.
102 Fahm Street
Savannah, Georgia  31401

PROXY STATEMENT

Annual Meeting of Stockholders

to be held on May 24, 2006

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement is furnished in connection with the solicitation by the board of directors of Citi Trends, Inc. of proxies to be voted at the annual meeting of stockholders on May 24, 2006. This proxy statement, the accompanying proxy card and the annual report to stockholders are being mailed to stockholders on or about April 24, 2006.

The principal executive offices of Citi Trends, Inc., a Delaware corporation, are located at 102 Fahm Street, Savannah, Georgia 31401, and our telephone number is (912) 236-1561.

The terms “Citi Trends” or the “Company” (as well as the words “we,” “us” and “our”) refer to Citi Trends, Inc. References to “you” or “your” refer to our stockholders.

In this section of the proxy statement, we answer some common questions regarding the annual stockholders meeting and the voting of shares of common stock at the meeting.

Where and when will the annual meeting be held?

The date, time and place of the meeting are:  May 24, 2006 at 10:00 a.m., EDT, at Doubletree Hotel, 411 West Bay Street, Savannah, Georgia 31401.

Why did you send me this proxy statement?

This proxy statement was prepared under the direction of our board of directors to solicit your proxy for voting at our annual meeting. We sent you this proxy statement and the enclosed proxy card because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the meeting. But you do not have to attend in order to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

What can I vote on at the meeting?

There are three matters scheduled to be voted on at the meeting:

(1)                                  The election of one Class I director to our board of directors to hold office until the annual meeting of stockholders in 2009 and until a successor is elected and qualified;

(2)                                  A proposal to amend Citi Trends’ Second Amended and Restated Certificate of Incorporation; and

(3)                                  Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2006.

How does the board of directors recommend that I vote?

The board of directors recommends that you vote your shares “FOR” the nominee to the board of directors, “FOR” the proposal to amend Citi Trends’ Second Amended and Restated Certificate of Incorporation and “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for 2006.

Who can vote?

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on March 27, 2006, the record date determining the stockholders who are entitled to vote at the annual meeting. As of the close of business on March 27, 2006, there were a total of 13,469,627 shares of our common stock outstanding and entitled to vote at the annual meeting. You get one vote for each share of common stock that you own. Holders of shares of common stock do not have cumulative voting rights. The enclosed proxy card shows the number of shares you can vote.

How are votes counted?

We will hold the annual meeting if stockholders representing the required quorum of shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. One third of the shares of common stock entitled to vote at the meeting present in person or by proxy will constitute a quorum. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated on the proxy card.

If you abstain or withhold votes, your abstention or withheld vote will not be counted as votes cast and will have no effect on the result of the vote on the election of the director and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm. Abstentions and broker non-votes will have the effect of votes against the amendment of our Second Amended and Restated Certificate of Incorporation.

What is the required vote for approval?

The election of our nominee for director requires a plurality of the votes cast at the annual meeting, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm requires a majority of the votes cast at the annual meeting on such matter and the amendment of our Second Amended and Restated Certificate of Incorporation requires an affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting.

How do I vote?

Stockholders of record may vote in person by attending the annual meeting or by completing and returning the proxy by mail. Your vote is very important, so whether you plan to attend the annual meeting or not, we encourage you to vote by proxy as soon as possible.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on the matters to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The individuals named and designated as proxies in the proxy card will vote your shares as you instruct. If you do not mark a selection, your proxy will be voted as recommended by the board of directors.

You have the following choices in completing your proxy:

•                  You may vote on each proposal, in which case your shares will be voted in accordance with your choices.

•                  In voting on the director, you can either vote FOR the director or withhold your vote on the director.

•                  You may vote FOR the amendment of our Second Amended and Restated Certificate of Incorporation or withhold your vote, in which case abstentions will have the effect of a vote against the proposal.

•                  You may abstain on the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm, in which case no vote will be recorded.

•                  You may return a signed proxy card without indicating your vote on any matter, in which case the designated proxies will vote to elect the nominee as director and ratify the appointment of KPMG LLP as our independent registered public accounting firm.

What if other matters come up at the annual meeting?

The only matters we now know of that will be voted on at the annual meeting include the proposals we have described in this proxy statement: the election of the director; the amendment of our Second Amended and Restated Certificate of Incorporation; and the proposal to ratify the appointment of KPMG LLP as our independent public accounting firm for 2006. If other matters are properly presented at the meeting, the designated proxies will vote your shares in their discretion.

Can I change my vote after I return my proxy card?

Yes, so long as you are the record holder and not a nominee holder of the shares. At any time before the vote on a proposal, you can change your vote either by giving us a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card or by attending the annual meeting and voting your shares in person. We will honor the proxy card with the latest date.

Proxy revocation notices or new proxy cards should be sent to Citi Trends, Inc. c/o American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, New York 11219.

Can I vote in person at the annual meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person even if you have submitted a proxy card.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank or other nominee, that party will give you instructions for voting your shares.

What do I do if I receive duplicate proxy statements and cards?

You may receive more than one proxy statement, proxy card or annual report. This duplication will occur if you have shares registered in different names or your shares are in more than one type of account maintained by American Stock Transfer and Trust Company, our transfer agent. To have all your shares voted, please sign, date and return all proxy cards.

Who will count the votes?

American Stock Transfer and Trust Company will tabulate the votes. Corporate Communications, Inc. will serve as the inspector of election.

Who will conduct this proxy solicitation and who pays for this proxy solicitation?

We regularly retain the services of Corporate Communications, Inc. to assist with our investor relations and other shareholder communications issues. Corporate Communications, Inc. will assist in the solicitation of proxies and will not receive any additional compensation for these services. Corporate Communications, Inc. may solicit proxies by telephone, facsimile, other forms of electronic transmission and by mail. We will reimburse the firm’s expenses in connection with the solicitation. In addition, proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, facsimile, electronic transmission and by mail. None of these persons will receive any extra compensation for doing this.

In addition, we will request that brokerage houses, banks and other custodians or nominees holding shares in their names for others forward proxy materials to their customers or principals who are the beneficial owners of shares and we will reimburse them for their expenses in doing so.

PROPOSAL 1:
ELECTION OF DIRECTOR

Our board of directors currently consists of five directors (Messrs. Anderson, Noll, Flynn and Lupo and Ms. Luzier), the majority of which meet the NASDAQ standard for independence. Our directors are divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. One nominee will be proposed for election as a Class I director at the annual meeting to hold office until the annual meeting in 2009 and until her successor is duly elected and qualified.

It is intended that the persons named in the accompanying proxy will vote to elect the nominee listed below unless authority to vote is withheld. The nominee will serve until the annual meeting of stockholders at which her term expires or until an earlier resignation or retirement or until a successor is elected and qualifies to serve.

The nominee has agreed to stand for election and is available for election. However, if a vacancy in the slate of nominees is caused by death or other unexpected occurrence, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee selected by the persons named in the proxy.

Nominee for Election as Director

Patricia M. Luzier currently serves as a Class I director whose term expires at the annual meeting. Ms. Luzier has been nominated by our board of directors to stand for re-election at the annual meeting for a three-year term expiring in 2009.

Ms. Luzier was 55 years old as of March 27, 2006, and is currently a director, member of the Compensation Committee of our board of directors, member of the Audit Committee of our board of directors and chair of the Nominating and Corporate Governance Committee of our board of directors. Ms. Luzier’s biographical information is set forth on the following page.

Vote Required; Recommendation

The director will be elected by a plurality of the votes cast so long as a quorum is present at the annual meeting. Unless otherwise indicated on the proxy, properly executed proxies will be voted to elect the nominee for director. The board of directors recommends that stockholders vote “FOR” the nominee for election as a Class I director.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors consists of five directors, three of which are “independent” under the rules of The NASDAQ National Market, and is divided into three classes. Gregory P. Flynn has been nominated by Hampshire Equity Partners II, L.P., a private equity firm that acquired our predecessor, Allied Department Stores in 1999, pursuant to the Nominating Agreement described under “Certain Relationships and Related Party Transactions”, and the three independent directors are John S. Lupo, Patricia M. Luzier and Tracy L. Noll. Our Second Amended and Restated Certificate of Incorporation divides our board into three classes having staggered terms, with one of such classes being elected each year for a new three-year term. Our Class I director, Patricia M. Luzier, has an initial term expiring in 2006 to be extended to 2009 if and when she is re-elected at the annual meeting. Our Class II directors, Messrs. Noll and Lupo, have an initial term expiring in 2007 and our Class III directors, Messrs. Flynn and Anderson, have an initial term expiring in 2008.

Directors

The following sets forth selected biographical information for our directors.

Nominee for Class I Director with a Term Expiring in 2006.

Patricia M. Luzier. Ms. Luzier has served as a Director since November 30, 2005 and is the Chair of the Nominating and Corporate Governance Committee, as well as a member of the Audit Committee and the Compensation Committee. Ms. Luzier was previously the Senior Vice President and Chief Administrative Officer of Cole National Corporation, a public reporting specialty retailer, from 1999 until October 2004. She served as Senior Vice President, Human Resources and Administration for HomePlace Group, Inc. from 1998 until 1999. She also served as Senior Vice President of Human Resources with Vicorp Restaurants, Inc. from 1994 until 1998. Ms. Luzier currently serves as a Director for Dale Carnegie and Associates and serves on their Compensation Committee.

Continuing Class II Directors with Terms Expiring in 2007.

John S. Lupo. Mr. Lupo has served as a Director since May 2003, and is the Chairman of the Compensation Committee, as well as a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Lupo is a principal in the consulting firm Renaissance Partners, LLC, which he joined in February 2000. From November 1998 until December 1999, Mr. Lupo served as Executive Vice President of Basset Furniture. From October 1996 until October 1998, Mr. Lupo served as the Chief Operating Officer of the International Division of Wal-Mart Stores Inc., and from September 1990 until September 1996, Mr. Lupo served as Senior Vice President and General Merchandise Manager of Wal-Mart Stores Inc. Mr. Lupo is a Director for Spectrum Brands (formerly known as Rayovac Corp.), a public reporting company, and serves on their Compensation and Corporate Governance and Nominating Committees.

Tracy L. Noll. Mr. Noll has served as a Director since July 2000 and is the Chairman of the Audit Committee, as well as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Noll is currently a private investor based in Dallas, Texas. He served as President and Chief Operating Officer of National Dairy Holdings, L.P. from April 2001 to September 2003. He served as Executive Vice President of Suiza Foods Corporation, a public reporting company, from September 1994 until March 2001, including serving as Chief Financial Officer from September 1994 until July 1997. He served as Vice President and Chief Financial Officer of Morningstar Foods Inc., a public reporting company, from April 1988 until June 1994. Mr. Noll currently serves as a Director and is Chairman of the Audit Committee of Reddy Ice Group, Inc., a public reporting company.

Continuing Class III Directors with Terms Expiring in 2008.

R. Edward Anderson. Mr. Anderson has served as the Chief Executive Officer and as a Director since December 2001. Prior to his current responsibilities, Mr. Anderson served as Executive Vice President and Chief Financial Officer of Variety Wholesalers, our previous owners, from December 1997 to December 2001. From 1978 to 1994, Mr. Anderson served as Chief Financial Officer of Rose’s Stores, Inc., a discount retailer. In August 1994, Mr. Anderson was promoted to Chief Executive Officer and served in this position until December 1997. Mr. Anderson also served as the Chairman of the Board of Directors of Rose’s Stores, Inc. from August 1994 to December 1997.

Gregory P. Flynn. Mr. Flynn has served as the Chairman of the Board of Directors since 2001. Mr. Flynn is currently a Managing Partner of Hampshire Equity Partners II, L.P. and Hampshire Equity Partners III, L.P. and has been associated with Hampshire since 1996. From 1994 to 1996, Mr. Flynn served as a Managing Partner of ING Equity Partners, L.P.

Board of Directors Committees

The board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee, currently consisting of Messrs. Noll and Lupo and Ms. Luzier, reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accountants. Mr. Noll is the Chairman of the Audit Committee and qualifies as an “audit committee financial expert” for purposes of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The principal duties and responsibilities of our Audit Committee are to:

•        have direct responsibility for the selection, compensation, retention, replacement and oversight of the work of our independent auditors, including prescribing what services are allowable and approve in advance all services provided by the auditors;

•        set clear hiring policies for employees or former employees of the independent auditors;

•        review all proposed company hires formerly employed by the independent auditors;

•        have direct responsibility for ensuring its receipt from the independent auditors at least annually of a formal written statement delineating all relationships between the auditor and us, consistent with Independence Standards Board Standard No. 1;

•        discuss with the independent directors any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board of directors take, appropriate action to oversee the independence of the independent auditor;

•        discuss with the internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits, including the adequacy of staffing, compensation and resources;

•        review, at least annually, the results and scope of the audit and other services provided by our independent auditors and discuss any audit problems or difficulties and management’s response;

•        review our annual audited financial statement and quarterly financial statements and discuss the statements with management and the independent registered public accounting firm (including disclosures in our Exchange Act reports in response to Item 303, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, of Regulation S-K);

•        review and discuss with management, the internal auditors and the independent registered public accounting firm the adequacy and effectiveness of our internal controls, including our ability to monitor and manage business risk, legal and ethical compliance programs and financial reporting;

•        review and discuss separately with the internal auditors and the independent registered public accounting firm, with and without management present, the results of their examinations;

•        review our compliance with legal and regulatory independence;

•        review and discuss our interim financial statements and the earnings press releases prior to the filing of our quarterly reports on Form 10-Q, as well as financial information and earnings guidance provided to analysts and rating agencies;

•        review and discuss our risk assessment and risk management policies;

•        prepare an audit committee report required by the Securities and Exchange Commission to be included in our annual proxy statement;

•        engage independent counsel and other advisors to assist the audit committee in carrying out its duties;

•        review and approve all related party transactions consistent with the rules applied to companies listed on The NASDAQ National Market; and

•        establish procedures regarding complaints received by us or our employees regarding accounting, accounting controls or accounting matters.

The Audit Committee is required to report regularly to our board of directors to discuss any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, the performance and independence of our independent registered public accounting firm, or the performance of the internal audit function. During fiscal year 2005, the Audit Committee met four times. The Audit Committee has adopted a formal charter which is attached hereto as Annex A.

Compensation Committee

The Compensation Committee, consisting of Messrs. Lupo and Noll and Ms. Luzier, reviews and determines the compensation and benefits of the Executive Officers, establishes and reviews general policies relating to the compensation and benefits of the employees and administers our long-term incentive plan. Mr. Lupo is the Chairman of the Compensation Committee. The Compensation Committee has adopted a formal charter. The principal duties and responsibilities of our Compensation Committee are to:

•        review and approve corporate goals and objectives relevant to our Chief Executive Officer’s and other named Executive Officers’ compensation;

•        evaluate the Chief Executive Officer’s performance in light of these goals and objectives;

•        either as a committee, or together with the other independent directors, determine and approve the Chief Executive Officer’s compensation;

•        make recommendations to our board of directors regarding the salaries, incentive compensation plans and equity-based plans for our employees; and

•        produce a compensation committee report on executive compensation as required by the Securities and Exchange Commission to be included in our annual proxy statements or annual reports on Form 10-K filed with the Securities and Exchange Commission.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Lupo and Noll and Ms. Luzier. Ms. Luzier is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a formal charter which is available on our corporate website at http://www.cititrends.com by clicking the caption “Investor Relations” and then “Governance”. The principal duties and responsibilities of our Nominating and Corporate Governance Committee are to:

•        identify individuals qualified to become board members, consistent with criteria approved by the board of directors;

•        recommend the individuals identified be selected as nominees at annual meetings of our stockholders;

•        develop and recommend to the board of directors a set of corporate governance principles applicable to us; and

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics applicable to our directors, Executive Officers and employees in accordance with the rules of The NASDAQ National Market and the Securities and Exchange Commission. Our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

•        honest and ethical conduct;

•        full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the Securities and Exchange Commission and in all other public communications;

•        compliance with applicable laws, rules and regulations, including insider trading compliance; and

•        accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

The Code of Business Conduct and Ethics is available on our web site at http://www.cititrends.com. In the event of any amendment or waiver of our Code of Business Conduct and Ethics, such amendment or waiver will be posted on our web site.

Director Compensation

Our independent directors currently receive a $24,000 annual retainer, $2,500 per meeting attended and an annual award of 1,500 options with an exercise price set at the fair market value of our common stock on the date of grant as compensation from us for their services as members of the board of directors. A director who serves as the Chairman of the Audit Committee receives an $8,000 annual retainer, a director who serves as the Chairman of the Nominating and Corporate Governance Committee receives a $2,000 annual retainer and a director who serves as Chair of the Compensation Committee receives a $2,000 annual retainer. All non-employee directors also receive $500 for attendance at each committee meeting. We reimburse all of our directors for out-of-pocket expenses in connection with their attendance at the meetings of the board of directors and committees.

Compensation Committee Interlocks and Insider Participation

Prior to establishing the Compensation Committee, the board of directors, as a whole, performed the functions delegated to the Compensation Committee. No member of the current Compensation Committee serves or has ever served as one of our Executive Officers or employees. None of the Executive Officers serves or has ever served as a member of the board of directors or compensation committee of any entity that has one or more Executive Officers serving on the board of directors or Compensation Committee.

Attendance of Directors

During 2005, the board of directors held six meetings, four of which were held in person and two of which were held telephonically. Each director attended at least 75% of the aggregate of the total number of meetings held by the board of directors and the total number of meetings held by all committees of the board of directors on which he or she served, which meetings were held when he or she was a director.

Policies Relating to our Board of Directors

Nomination and Selection of Directors

Our Nominating and Corporate Governance Committee identifies and evaluates potential director candidates in a variety of ways. Recommendations may come from current members of our board of directors, professional search firms, members of management, stockholders or other persons. In assessing the qualifications of potential nominees, the Nominating and Corporate Governance Committee may rely on personal interviews or discussions with the candidate and others familiar with the candidate’s professional background, on third-party background and reference checks and on such other due diligence information as reasonably available. The Nominating and Corporate Governance Committee must be satisfied that the candidate possesses the highest professional and personal ethics and values and has broad experience at the policy-making level in business before the Nominating and Corporate Governance Committee would recommend a candidate as a nominee to our board of directors.

In connection with our initial public offering, which we completed on May 18, 2005, we entered into a nominating agreement with Hampshire Equity Partners II, L.P. pursuant to which we, acting through our Nominating and Corporate Governance Committee, agreed, subject to the requirements of our directors’ fiduciary duties, that (i) Hampshire Equity Partners II, L.P. is entitled to designate two directors to be nominated for election to the board of directors as long as Hampshire Equity Partners II, L.P. owns in the aggregate at least 40% of the shares of our common stock which it owned immediately prior to the consummation of the initial public offering or (ii) Hampshire Equity Partners II, L.P. is entitled to designate one director to be nominated for election to the board of directors as long as Hampshire Equity Partners II, L.P. owns in the aggregate less than 40% and at least 15% of the shares of our common stock which it owned immediately prior to the consummation of the initial public offering. If at any time Hampshire Equity Partners II, L.P. owns less than 15% of the shares of our common stock which it owned immediately prior to the consummation of the initial public offering, it will not have the right to nominate any directors for election to the board of directors.

Additionally, stockholders may recommend nominees for consideration at the annual meeting by submitting the names and the following supporting information to the Secretary of the Company at: Secretary, Stockholder Nominations, Citi Trends, Inc., 102 Fahm Street, Savannah, Georgia 31401. Since the Company did not have an annual meeting last year, such submissions must be received by the Secretary not less than ninety (90) calendar days not more than one hundred twenty (120) calendar days prior to such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made by the Company or notice of such meeting is given. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understanding between the submitting stockholder and the candidate.

Communications with Board of Directors

Our board of directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as well as for director and stockholder communications with the board of directors.

Stockholders and other interested parties may communicate directly with our board of directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Stockholder Communications, Citi Trends, Inc., 102 Fahm Street, Savannah, Georgia 31401. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication intended for the board of directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

The full text of the shareholder nominations and communications policy will be available prior to the annual meeting on our corporate website at http://www.cititrends.com under the caption “Investor Relations”.

Director Attendance at Annual Meeting of Shareholders

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite, expect and encourage all directors to attend.

AUDIT COMMITTEE REPORT*

During fiscal year 2005, the Audit Committee of the Board of Directors reviewed the quality and integrity of Citi Trends, Inc.’s (the “Company”) financial statements, its compliance with legal and regulatory requirements and the qualifications and independence of its independent registered public accounting firm. The Audit Committee consists of all three of the Company’s outside directors. The current members of the Audit Committee satisfy, and will continue to satisfy, Rule 4350(d)(2)(A) and Rule 4200 of the NASD applicable to companies with stock listed for quotation on The NASDAQ National Market, including, without limitation, the requirement that all Audit Committee members are independent and have the requisite knowledge and experience required by such rules. In accordance with section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors has determined that Tracy L. Noll is the Audit Committee’s “Financial Expert.”  The Company maintains a traditional retail industry fiscal year which ends on the Saturday closest to January 31 of each year and ended on January 28, 2006 this past year. During fiscal year 2005, the Audit Committee met four times.

The Audit Committee’s work is guided by a written charter which has been approved and adopted by the Board of Directors. The Audit Committee regularly reviews its charter to ensure that it is meeting all relevant audit committee policy requirements of the SEC, the Public Company Accounting Oversight Board and The NASDAQ National Market. A copy of the current Audit Committee Charter is available on the Company’s website located at www.cititrends.com. You will find the charter by clicking “Investor Relations” and then “Governance.”  The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of the Company’s other filings under the Securities Act or the Exchange Act, except to the extent that the Company specifically so provides.

The Audit Committee oversees the Company’s accounting and financial reporting processes, both internal and external, and audits of the Company’s financial statements, on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the 2005 fiscal year. The Audit Committee has also discussed with KPMG, LLP, the Company’s independent registered public accounting firm during the 2005 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 - Communications with Audit Committees (and its interpretations) and Rule 2-07 of Regulation S-X.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG, LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee) and has discussed with KPMG, LLP its independence from the Company.

The Audit Committee has monitored the Company’s progress in complying with Section 404 of the Sarbanes-Oxley Act of 2002 regarding reporting related to and audit of internal control over financial reporting. The monitoring process has included regular reports and representations by management and RSM McGladrey, Inc., specially retained Section 404 compliance consultants to the Audit Committee. Management and RSM McGladrey, Inc. have each been provided full and unlimited access to the Audit Committee to discuss the adequacy of internal control over financial reporting, and any other matters which they believe should be brought to the attention of the Audit Committee.

The Audit Committee has reviewed the certifications of the executive officers of the Company contained in its Annual Report on Form 10-K, as well as the report issued by KPMG, LLP contained in the Annual Report on Form 10-K related to its audit of the consolidated financial statements. The Company is not required to be compliant with Section 404 of the Sarbanes-Oxley Act of 2002 until the fiscal year ending February 3, 2007.

* The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the 2005 fiscal year and filed with the SEC.

Submitted by the Audit Committee of the board of directors:

Tracy L. Noll, Chairman

John S. Lupo

Patricia M. Luzier

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION*

Citi Trends, Inc.’s (the “Company”) executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee that prepared this report was composed of three independent directors and one non-independent director as permitted by Nasdaq rules 4350(a) and 4350(c) of the NASD Listing Standards for Nasdaq-listed companies, under the transition periods provided for entities listed in connection with their initial public offering and the “controlled company” exception. In order to maintain compliance with the NASD Listing Standards for Nasdaq-listed companies, our non-independent director has since resigned from the Compensation Committee and our Compensation Committee currently consists entirely of independent directors.

The Compensation Committee is responsible for the strategic direction and administration of the compensation structure of the Company, including, recommending salaries and incentive compensation awards for executive officers, recommending director compensation and administering the Company’s 2005 Long-Term Incentive Plan. The specific duties and responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, which is available under the Corporate Governance section of the Company’s website at http://www.cititrends.com. You will find the charter by clicking “Investor Relations” and then “Governance.”  The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of the Company’s other filings under the Securities Act or the Exchange Act, except to the extent that the Company specifically so provides.

The Compensation Committee met two times during the 2005 fiscal year. The Compensation Committee members are actively engaged in the review of matters presented. The members of the Compensation Committee responsible for determining salary and incentive compensation awards for the 2005 fiscal year were John S. Lupo and Gregory P. Flynn. Patricia M. Luzier and Tracy L. Noll were appointed to the Compensation Committee on November 30, 2005. From time to time, the Compensation Committee selects and engages outside compensation consultants and other experts for survey data and other information as it deems appropriate.

The Compensation Committee has furnished the following report on executive compensation for the fiscal year ending January 28, 2006.

Executive Compensation Philosophy

Because employees are the key to our success, we believe in providing market-competitive compensation and benefits that will enable us to attract and retain a talented, diverse workforce, which helps us maintain a critical advantage in our competitive marketplace. The guiding principle of the Compensation Committee is to provide a program that enables the Company to retain and motivate a team of high quality executives who will create long-term stockholder value. In addition, we believe that employees should have the opportunity to participate in the ownership of the Company and to share in the value they help create. We also believe that rewards should be proportional to each employee’s contribution to our success.

Our compensation philosophy emphasizes each individual’s responsibility for high achievement and provides a strong link between pay and performance on both an individual and company level.

Executive Compensation Practices

Periodically for the purposes of benchmarking executive compensation, the Compensation Committee reviews the compensation practices of a group of public companies selected from our industry peer group and having approximately the same amount of revenue as the Company. For fiscal year 2005 the Committee engaged Towers Perrin to conduct a study of executive compensation practices of such a peer group. Towers Perrin completed their evaluation and their report was presented to the Board of Directors during November of 2004. This independent compensation consultant developed information from the peer group surveyed and recommended to us a range for each component of executive compensation with the goal of presenting recommended compensation levels that would be aligned with the Company’s compensation philosophy for each of the named executive officers. Based

* The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

upon review of the compensation arrangements discussed below, our assessment of compensation at surveyed companies and our assessments of individual and corporate performance, we believe that the value and design of our executive compensation program is appropriate. Generally, performance is measured by the following factors, which may vary as required by business conditions:

(1)           long and short term strategic goals;

(2)           revenue goals;

(3)           new store growth goals; and

(4)           total stockholder return.

In setting these goals and measuring an executive officer’s performance against these goals, we consider the performance of the Company’s competitors and general economic conditions. None of the factors included in the Company’s strategic and business goals are assigned a specific weight. Instead, we recognize that the relative importance of these goals may change over time in order to adapt the Company’s operations to specific business challenges and to reflect changing economic and market conditions.

Components of Executive Compensation

The compensation arrangement for executive officers consists of the following components:

Base Salary

Base Salary is comprised of baseline cash compensation and is determined by the competitive market and the individuals’ performance. In general, Base Salary for each employee, including executive officers, is established each year based on (1) a compensation range which corresponds to the individual’s job responsibilities, (2) the individual’s overall individual job performance and (3) the competitive market. During fiscal year 2005, salaries for the named executive officers were increased within the following range:  2.1% to 6.3%. We believe that current salaries approximate salary levels for the group of peer companies surveyed.

Annual Incentive Compensation Awards

The Company’s compensation-for-performance philosophy ensures that annual incentive compensation awards follow the achievement of business specific goals. Our bonus plan provides for cash bonuses to be paid annually when certain performance targets are achieved. During fiscal year 2005, the executive officers participated in the bonus plan. Actual bonuses paid to executive officers were based on the achievement of certain performance targets which included the attainment of certain sales and earnings targets. Our Chief Executive Officer’s bonus was initially set at up to 75% of his base salary with the potential to receive up to 200% of these amounts to the extent performance targets were exceeded. The bonus award for fiscal year 2005 for the named executive officers equaled 103% of base salary. The target bonus is discretionary and actual amounts paid may be more or less than the targeted amount.

Long-Term Incentive Awards

The long-term incentive compensation awards are designed to encourage the creation of long-term value for our stockholders by increasing the retention of qualified key employees and aligning the interests of executive officers with the achievement of specific performance targets set by the Company. In fiscal year 2005, the Compensation Committee granted stock options in accordance with the 2005 Long-Term Incentive Plan as incentives to aid in the retention of the executive officers and to align their interests with those of the Company’s stockholders. The number of shares subject to each stock option grant is within the discretion of the Compensation Committee and is based on past performance, evaluation of other compensation, anticipated future contribution and ability to impact the Company’s results. For fiscal year 2005, the Committee also relied on the compensation study performed by Towers Perrin. Generally, the stock options granted for fiscal year 2005 become exercisable over a four year period.

Retirement and Other Benefits

The benefits philosophy of the Company provides employees protection from catastrophic events and offers health benefits. During fiscal year 2005, the Company offered the following benefits to its executive officers: contributions under the Company’s 401(k) plan which have plan maximums based upon applicable law, the use of a company car, group term life insurance, group health and dental insurance premiums, short and long term disability insurance premiums.

Policy Regarding Compensation in Excess of $1 Million a Year

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid to the Company’s named executive officers. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based” as defined in Section 162(m) of the Code. The Compensation Committee considers the net cost to the Company, and its ability to effectively administer executive compensation in the long-term interests of shareholders. Accordingly, the Compensation Committee intends for annual incentive compensation awards and long-term incentive compensation awards to be fully deductible under Section 162(m) of the Code.

Compensation of the Chief Executive Officer

Mr. Anderson has served as Chief Executive Officer of the Company and as a member of the Board of Directors since December 2001. The Compensation Committee used the executive compensation practices described above to determine Mr. Anderson’s compensation for fiscal year 2005. In setting both the cash and equity elements of Mr. Anderson’s compensation in 2005, the Compensation Committee made an overall assessment of Mr. Anderson’s contribution to the Company including his leadership in establishing the Company’s strategic business goals, Mr. Anderson’s compensation for fiscal year 2004, the achievement of certain performance targets and business objectives of the Company and the compensation study delivered by Towers Perrin.

Based on the Compensation Committee’s consideration of the foregoing, the Compensation Committee determined that Mr. Anderson would receive the following compensation package for fiscal year 2005: a base salary of $340,000 and a cash bonus of $510,000. In addition, for 2005, Mr. Anderson was granted options to purchase 28,000 shares of common stock. Mr. Anderson also received $1,354 of additional compensation for the 2005 fiscal year contributed under the Company’s 401(k) plan.

The undersigned members of the Compensation Committee have submitted this Report to the Board of Directors.

Submitted by the Compensation Committee of the Board of Directors:

John S. Lupo, Chairman

Tracy L. Noll

Gregory P. Flynn (resigned effective as of April 5, 2006)

Patricia M. Luzier

EXECUTIVE OFFICERS

The following table sets forth the names and positions of our current Executive Officers and their ages as of March 27, 2006.

Name	Age	Position
R. Edward Anderson	56	Chief Executive Officer
George A. Bellino	58	President and Chief Merchandising Officer
Thomas W. Stoltz	45	Senior Vice President of Finance and Chief Financial Officer
James A. Dunn	49	Senior Vice President of Store Operations

The following sets forth selected biographical information for our Executive Officers who are not directors.

George A. Bellino. Mr. Bellino has served as the President and Chief Merchandising Officer since December 2001 and served as a Director from April 1999 to May 2005. Mr. Bellino served as the Chief Executive Officer and President from April 1999 to December 2001. From January 1997 to March 1999, Mr. Bellino served as President of the predecessor company. From June 1992 to December 1996, Mr. Bellino served as the Vice President of Merchandising at Pennsylvania Fashions, a privately held off-price apparel chain. From June 1990 to October 1991, Mr. Bellino served as President of General Textiles/Family Bargain Center, a retail apparel chain.

Thomas W. Stoltz. Mr. Stoltz has served as the Chief Financial Officer since September 2000 and also serves as our Senior Vice President of Finance. From January 1999 to August 2000, Mr. Stoltz served as Chief Financial Officer of Sharon Luggage and Gifts, a privately held retailer. From August 1996 to December 1998, Mr. Stoltz served as the Chief Financial Officer and Vice President of Finance of Factory Card Outlet, a greeting card retailer. Mr. Stoltz is a certified public accountant licensed in North Carolina and a member of the American Institute of Certified Public Accountants.

James A. Dunn. Mr. Dunn has served as the Vice President of Store Operations since April 2001 and was recently appointed Senior Vice President. From January to April 2001, Mr. Dunn was the Director of Training and Development and from January 2000 to January 2001 was one of the Regional Managers. Prior to joining us, Mr. Dunn was a Store Manager at Staples from January 1999 to December 2000. Prior to that Mr. Dunn was a Regional Manager at Dress Barn, where he supervised 77 stores and ten district sales managers.

Each of the Executive Officers serves at the discretion of the Board of Directors and holds office until his or her successor is elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of the Directors or Executive Officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation paid or accrued during the periods indicated to our Chief Executive Officer and our other four most highly compensated executive officers, which we refer to as the named Executive Officers, at the end of fiscal year 2005 in the years indicated.

					Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

R. Edward Anderson	2005	$338,077	$510,000	—	—	28,000	—	$207,277
Chief Executive Officer	2004	$327,693	$144,000	—	—	312	—	1,836
George A. Bellino	2005	$244,519	$245,000	—	—	11,000	—	$81,430
President and Chief Merchandising Officer	2004	$248,077	$114,000	—	—	468	—	2,754
Thomas W. Stoltz	2005	$174,327	$90,000	—	—	6,000	—	$44,416
Senior Vice President of Finance and Chief Financial Officer	2004	$173,769	$40,000	—	—	—	—	—
James A. Dunn	2005	$158,077	$96,000	—	—	5,000	—	$37,014
Senior Vice President of Store Operations	2004	$140,769	$39,900	—	—	—	—	—

2005 Long-Term Incentive Plan

The board of directors and stockholders adopted the 2005 Long-Term Incentive Plan, or Incentive Plan, to replace the Amended and Restated 1999 Stock Option Plan, or the 1999 Plan. The Incentive Plan enables our key employees and directors to acquire and maintain stock ownership, thereby strengthening their commitment to our success and their desire to remain with us, focusing their attention on managing as an equity owner and aligning their interests with those of the stockholders. In addition, the Incentive Plan is intended to attract and retain key employees, which, together with the key directors, we refer to collectively as eligible persons, and to provide incentives and rewards for superior performance that will ultimately lead to our profitable growth. The Incentive Plan was approved by a majority of our stockholders on April 8, 2005. As of January 28, 2006, options to purchase up to 1,401,833 shares of the common stock remained outstanding under the 1999 Plan. Due to the adoption of the Incentive Plan, the 1999 Plan was terminated and no additional options was granted under that plan.

The principal features of the Incentive Plan are described in summary form below.

Shares Subject to the Plan

The Incentive Plan provides that no more than 1,300,000 shares of our common stock may be issued pursuant to awards under the Incentive Plan; provided that, in the aggregate, no more than 50% of the total shares of our common stock can be made the subject of an award other than as options under the Incentive Plan. These shares of our common stock will be authorized but unissued shares in such amounts as determined by the board of directors.

However, the amount of shares of common stock granted to an individual in any calendar year period can not exceed 5% of the total number of reserved shares of common stock. Also, in any calendar year period, the maximum dollar amount of cash or the fair market value of common stock that any individual can receive in connection with performance units can not exceed $2.5 million. The number of shares of common stock available for awards, as well as the terms of outstanding awards, are subject to adjustment as provided in the Incentive Plan for stock splits, stock dividends, recapitalizations, mergers, consolidations, liquidations, changes in corporate structure and other similar events. Awards that may be granted under the Incentive Plan include stock options, stock appreciation rights, or SARs, restricted shares, performance units, performance shares and director’s shares. Upon the granting of an award to an individual, the number of shares of common stock available shall be reduced depending on the type of award granted, as provided in the Incentive Plan.

The shares of our common stock subject to any award that expires, terminates or is cancelled, is settled in cash or is forfeited or becomes unexercisable, will again be available for subsequent awards, except as prohibited by law.

Administration

The Compensation Committee administers the Incentive Plan. With respect to decisions involving an award to a reporting person within the meaning of Rule 16a-2 under the Exchange Act, the Compensation Committee is to consist of two or more directors who are disinterested within the meaning of Rule 16b-3 under the Exchange Act. With respect to decisions involving an award intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code, or the Code, the Compensation Committee is to consist solely of two or more directors who are “outside directors” for purposes of that Section 162(a). We satisfy these requirements as the Compensation Committee is comprised of three independent directors.

Subject to the terms of the Incentive Plan, the Compensation Committee has express authority to determine the eligible persons who will receive awards, when such awards will be granted, the number of shares of common stock, units or SARs to be covered by each award, the relationship between awards and the terms and conditions of awards. The Compensation Committee has broad discretion to prescribe, amend and rescind rules relating to the Incentive Plan and its administration, to interpret and construe the Incentive Plan and the terms of all award agreements and to take all actions necessary or advisable to administer the Incentive Plan. Within the limits of the Incentive Plan, the Compensation Committee may accelerate the vesting of any awards, allow the exercise of unvested awards and modify, replace, cancel or renew the awards.

The Incentive Plan provides that the determination of the Compensation Committee on all matters relating to awards and the Incentive Plan are final. The Incentive Plan also releases members of the Compensation Committee from liability for good faith actions associated with the administration of the Incentive Plan.

Eligibility

The Compensation Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees, and may grant all other awards to employees or any nonemployee director. The Incentive Plan and the discussion below use the term “grantee” to refer to an eligible person who has received an award under the Incentive Plan. Although the Incentive Plan provides the general provisions of the available awards, upon the determination by the Compensation Committee of the type and amount of award to be granted to a grantee, the eligible grantee will enter into an agreement with us specifying the specific terms of the award to be granted. Each type of award (i.e., stock option, restricted share, performance units and performance shares) is governed by a separate agreement that describes the respective terms governing such award, such as the exercise date, term and expiration, restrictions, value, form and timing of payment.

Stock Options

Stock options granted under the Incentive Plan provide grantees with the right to purchase shares of the common stock at a predetermined exercise price. The Compensation Committee may grant stock options that are intended to qualify as ISOs, or stock options that are not intended to so qualify, or non-ISOs. The Incentive Plan also provides that ISO treatment may not be available for stock options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the stock option exceed $100,000, based upon the fair market value of the shares of common stock on the stock option grant date. Any ISO shall be granted within ten years from the earlier of the date the Incentive Plan is adopted by the board of directors or the date the Incentive Plan is approved by our stockholders.

Stock Appreciation Rights

A SAR generally permits a grantee to receive, upon exercise, shares of common stock equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Compensation Committee may grant SARs in tandem with stock options, or independently of them. The committee has the discretion to grant SARs to any eligible employee or nonemployee director.

Exercise Price for Stock Options and SARs

The exercise price of non-ISOs and SARs may not be less than 100% of the fair market value of common stock on the grant date of the award. The exercise price of ISOs may not be less than 110% of the fair market value of common stock on the grant date of the award for owners who own more than 10% of shares of our common stock on the grant date. For ISOs granted to other participants and for options intended to be exempt from the limitations of Section 162(m) of the Code, the exercise price may not be less than 100% of the fair market value of the common stock on the grant date. With respect to stock options and SARs, payment of the exercise price may be made in any of the following forms, or combination of them: shares of unrestricted stock held by the grantee for at least six months (or a lesser period as determined by the Compensation Committee) prior to the exercise of the option or SAR, based upon its fair market value on the day preceding the date of exercise, or through simultaneous sale through a broker of unrestricted stock acquired on exercise. The exercise price of any option and SAR must be determined by the Compensation Committee no later than the date of grant of such option or SAR and the exercise price shall be paid in full at the time of the exercise.

Exercise and Term of Options and SARs

The Compensation Committee will determine the times, circumstances and conditions under which a stock option or SAR may be exercisable. Unless provided otherwise in the applicable award agreement, each option or SAR shall be exercisable in one or more installments commencing on or after the first anniversary of the grant date; provided, however, that all options or SARs shall become fully vested and exercisable upon a change of control, as defined in the Incentive Plan. To the extent exercisable in accordance with the agreement granting them, a stock option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service as may be determined by the Compensation Committee at the time of the grant. The term during which grantees may exercise stock options and SARs may not exceed ten years from the date of grant or five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of outstanding shares of our common stock; provided that, an option (excluding ISOs) may, upon the death of the holder of such option, be exercised for up to one year following the date of the holder’s death, even if the period extends beyond the ten year limit.

Options and SARs granted to nonemployee directors will be exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the grant date and will have a term of not more than ten years. If a nonemployee director ceases to serve as a director, any option or SAR granted to such director shall be exercisable during its remaining term, to the extent that the option or SAR was exercisable on the date the nonemployee director ceased to be a director.

Restricted Shares

Under the Incentive Plan, the Compensation Committee may grant restricted shares that are forfeitable until certain vesting requirements are met. For restricted shares, the Incentive Plan provides the Compensation Committee with discretion to determine the per share purchase price of such shares, which can not be less than the minimum consideration (as defined in the Incentive Plan generally as the par value of a share of common stock), and the terms and conditions under which a grantee’s interests in such awards become vested. The Incentive Plan also provides the Compensation Committee with discretion to determine whether the payment of dividends declared on the shares should be deferred and held by us until restrictions on the shares lapse, whether dividends should be reinvested in additional shares of restricted shares subject to certain restrictions and terms, whether interest will be credited to the account of such holder for dividends not reinvested and whether dividends issued on the restricted shares should be treated as additional restricted shares. Payment of the purchase price for shares of restricted stock shall be made in full by the grantee before the delivery of such shares and, in any event, no later than ten days after the grant date for such shares. This payment may be made in cash or, with prior approval of the Compensation Committee and subject to certain conditions, shares of restricted or unrestricted stock owned by the grantee. Under the Incentive Plan, the Compensation Committee has discretion to provide in the award agreement that all or any portion of a grantee’s award of restricted shares shall be forfeited (i) upon the grantee’s termination of employment within a specified time period, (ii) if specified performance goals are not satisfied by us or the grantee within a specified time period or (iii) if any other listed restriction in the governing award agreement is not satisfied. If a share of restricted stock is forfeited, then the grantee shall be deemed to have resold such share to us at a specified price, we shall pay the grantee the amount due as soon as possible, but no later than 90 days after forfeiture, and the share of restricted stock shall cease to be outstanding.

Performance Awards

The Incentive Plan authorizes the Compensation Committee to grant performance-based awards in the form of performance units and performance shares that are “performance compensation awards” that are intended to be exempt from the limitations of Section 162(m) of the Code unless otherwise designated in the applicable award agreement. In either case, unless otherwise specified in the award agreement, upon the achievement, within the specified period of time, of the performance objectives, a performance unit shall be deemed exercised on the date on which it first becomes exercisable. Performance units are payable in cash or restricted stock, except that the Compensation Committee may decide to pay benefits wholly or partly in stock delivered to the grantee or credited to a specified brokerage account. For performance shares, unless otherwise specified in the award agreement or by the Compensation Committee, upon the achievement within the specified period of time of the performance objectives, grantees shall be awarded shares of restricted stock or common stock, unless the Compensation Committee decides to pay cash in lieu of stock, based upon the number of percentage shares specified in the award agreement multiplied by the performance percentage achieved. The Compensation Committee decides the length of performance periods, but the periods may not be less than one year nor more than five years. Any performance shares with respect to which the performance goals have not been achieved at the end of the performance period shall expire.

With respect to performance compensation awards, the Incentive Plan requires that the Compensation Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Section 162(m) of the Code.

Under the Incentive Plan, the possible performance measures to be used by the Compensation Committee for performance compensation awards include stock price, basic earnings per share, operating income, return on equity or assets, cash flow, earnings before interest, taxes, depreciation and amortization, revenues, overall revenues or sales growth, expense reduction or management, market position, total income, return on net assets, economic value added, stockholder value added, cash flow return on investment, net operating profit, net operating profit after tax, return on capital and return on invested capital. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us, or such other standard applied by the committee and, if so determined by the Compensation Committee, and in the case of a performance compensation award, to the extent permitted under Section 162(m) of the Code, adjusted to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events. Performance measures may vary from performance period to performance period, and from grantee to grantee, and may be established on a stand-alone basis, in tandem or in the alternative.

Tandem Awards

The Compensation Committee may grant and identify any award with another award granted under the Incentive Plan, on terms and conditions set forth by the committee.

Initial Awards

The board of directors authorized awards for management employees in the form of stock option grants. Fiscal 2005 grants were as follows: options to purchase 168,000, 4,000 and 2,500 shares of common stock at the exercise price of $14.00, $26.03 and $35.75 per share, respectively. These grants were awarded as follows: options to purchase 28,000, 11,000, 6,000, 5,000 and 119,500 shares of common stock were awarded to Messrs. Anderson, Bellino, Stoltz and Dunn and all management employees as a group (approximately 60 employees), respectively.

Independent board members received options to purchase 5,000 shares of common stock for their services in fiscal 2005.

Income Tax Withholding

As a condition for the issuance of shares of the common stock pursuant to awards, the Incentive Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares of the common stock.

Transferability

Unless set forth in the agreement evidencing the award, awards (other than an award of restricted stock) may not be assigned or transferred except by will or the laws of descent and distribution or, in the case of an option other than an ISO, pursuant to a domestic relations order as defined under Rule 16a-12 under the Exchange Act. An option may be exercised during the lifetime of the grantee only by that grantee or his or her guardian, legal representatives or, except as would cause an ISO to lose such status, by a bankruptcy trustee. Notwithstanding the foregoing, the Compensation Committee may set forth in the agreement evidencing the award (other than an ISO) that the award may be transferred to an immediate family member, or related trust or related partnership. The terms of an award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee. Each share of restricted stock shall be nontransferable until such share becomes non-forfeitable.

Certain Corporate Transactions

With respect to any award which relates to stock, in the event of our liquidation or dissolution or merger or consolidation with another entity, the Incentive Plan and awards issued hereunder shall continue in effect in accordance with their terms, except that following any of these events either (i) each outstanding award shall be treated as provided for in the agreement entered into in connection with the event or (ii) if not so provided in the agreement entered into in connection with the event, a grantee shall be entitled to receive with respect to each share of stock subject to the outstanding award, upon the vesting, payment or exercise of the award the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of stock was entitled to receive in connection with that certain event.

The applicable award agreement pertaining to each award shall set forth the terms and conditions applicable to such award upon a termination of employment of any grantee by us, which, except for awards granted to nonemployee directors, shall be as the Compensation Committee may, in its discretion, determine at the time the award is granted or thereafter.

Term of Plan; Amendments and Termination

The term of the Incentive Plan is ten years from April 8, 2005, the date it was approved by the board of directors and stockholders, or at such earlier time as the board of directors may determine. The board of directors may from time to time, amend or modify the Incentive Plan without the approval of the stockholders, unless stockholder approval is required (i) to retain ISO treatment under the Code, (ii) to permit transactions in stock under the Incentive Plan to be exempt from liability under Section 16(b) of the Exchange Act or (iii) under the listing requirements of any securities exchange on which any of our equity securities are listed.

Governing Law

Except where preempted by federal law, the law of the State of Georgia shall be controlling in all matters relating to the Incentive Plan, without giving effect to the conflicts of law principles thereof.

Stock Option Grants

The following table contains summary information regarding stock option grants made during fiscal 2005 by us to the named Executive Officers. We also granted stock options to purchase shares of common stock to certain employees. All options were granted at fair market value of our common stock, as determined by the board of directors, on the grant date.

Option Grants In Last Fiscal Year

		% of Total			Potential Realizable
	Number of	Options			Value at Assumed
	Securities	Granted to	Exercise		Rates of Stock Price
	Underlying	Employees	Price		Appreciation for
	Options	in	Per	Expiration	Option Term(1)
Name	Granted	Fiscal Year	Share	Date	5%	10%

R. Edward Anderson	28,000	16.5%	$14.00	5/17/15	$1,661,851	$2,766,277
George A. Bellino	11,000	6.5%	$14.00	5/17/15	$652,870	$1,086,752
Thomas W. Stoltz	6,000	3.5%	$14.00	5/17/15	$356,111	$592,774
James A. Dunn	5,000	2.9%	$14.00	5/17/15	$296,759	$493,978

(1)          Potential realizable value is based upon the value of our stock as of January 28, 2006 of $46.71. Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts representing hypothetical gains are those that could be achieved if options are exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission, based on our stock price as of January 28, 2006 and do not represent our estimate or projection of the future stock price.

Year-End Option Values

The following table provides information about the number and value of unexercised options to purchase common stock held on January 28, 2006 by the named Executive Officers.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End			Value of Unsecured In-the- Money Options(1)
Name	Total	Exercisable	Unexercisable	Exercisable	Unexercisable

R. Edward Anderson	465,502	437,502	28,000	$19,397,918	$860,440
George A. Bellino	372,504	361,504	11,000	16,023,978	338,030
Thomas W. Stoltz	74,917	68,917	6,000	3,056,151	184,380
James A. Dunn	62,431	57,431	5,000	2,546,800	153,650

(1)          The options were granted under our Amended and Restated 1999 Stock Option Plan and our 2005 Long-Term Incentive Plan. These options generally vest in equal installments over four years from the date of grant and are generally exercisable up to ten years from the date of grant. The fair value of the options granted during the year ended January 28, 2006 was $739,314 using the Black-Scholes option-pricing model, with weighted average assumptions: no dividend yield; 50% expected volatility; 3.73% risk-free interest rate; 6.2 year expected life and a 10% forfeiture rate.

Employment Agreements

Set forth below are summaries of all of the employment agreements and arrangements with our named Executive Officers.

Amended and Restated Employment Agreement with R. Edward Anderson

On December 29, 2005, we entered into an amended and restated employment agreement with Mr. Anderson, pursuant to which Mr. Anderson continues as the Chief Executive Officer on an at will basis and as a member of the board of directors.

Compensation. The employment agreement provides that Mr. Anderson will receive an annual base salary of $340,000 (not including perquisites) and will be eligible to earn a bonus at the sole discretion of the Board of Directors.

Severance. The employment agreement provides that in the event that Mr. Anderson is terminated for any reason other than for “cause,” he is entitled to severance pay of six months base salary to be paid in equal amounts over a period of six months. “Cause,” as defined in the employment agreement, means Mr. Anderson’s:

•             commission of a willful act of fraud or dishonesty, the purpose or effect of which, in the board of director’s sole determination, materially and adversely affects us;

•             conviction of a felony or a crime involving embezzlement, conversion of property or moral turpitude (whether by plea of nolo contendere or otherwise);

•             engaging in willful or reckless misconduct or gross negligence in connection with any of our property or activity, the purpose or effect of which, in the board of director’s sole determination, materially and adversely affects us;

•             material breach of any of his obligations as a stockholder or otherwise under our organizational documents; provided that Mr. Anderson has been given written notice by the board of directors of such breach and 30 days from such notice fails to cure the breach; or

•             failure or refusal to perform any material duty or responsibility under his agreement or a board of directors determination that Mr. Anderson has breached his fiduciary obligations to us; provided that Mr. Anderson has been given written notice by the board of directors of such failure, refusal or breach and 30 days from such notice fails to cure such failure, refusal or breach.

Amended and Restated Employment Agreement with George A. Bellino

On December 29, 2005, we entered into an amended and restated employment agreement with Mr. Bellino, pursuant to which Mr. Bellino continues as the President and Chief Merchandising Officer on an at will basis.

Compensation. The employment agreement provides that Mr. Bellino will receive an annual base salary of $245,000 (not including perquisites) and will be eligible to earn a bonus at the sole discretion of the board of directors.

Severance. The employment agreement provides that in the event that Mr. Bellino is terminated for any reason other than for “cause,” he is entitled to severance pay of six months base salary to be paid in equal amounts over a period of six months. “Cause,” as defined in the employment agreement, means Mr. Bellino’s:

•             commission of a willful act of fraud or dishonesty, the purpose or effect of which, in the board of director’s sole determination, materially and adversely affects us;

•             conviction of a felony or a crime involving embezzlement, conversion of property or moral turpitude (whether by plea of nolo contendere or otherwise);

•             engaging in willful or reckless misconduct or gross negligence in connection with any of our property or activity, the purpose or effect of which, in the board of director’s sole determination, materially and adversely affects us;

•             material breach of any of his obligations as a stockholder or otherwise under our organizational documents; provided that Mr. Bellino has been given written notice by the board of directors of such breach and 30 days from such notice fails to cure the breach; or

•             failure or refusal to perform any material duty or responsibility under his agreement or a board of directors determination that Mr. Bellino has breached his fiduciary obligations to us; provided that Mr. Bellino has been given written notice by the board of directors of such failure, refusal or breach and 30 days from such notice fails to cure such failure, refusal or breach.

Non-Interference. From the date of his employment agreement until December 31, 2006, Mr. Bellino has agreed not to, without our consent, own, manage, operate, control, invest or acquire an interest in, or otherwise engage or participate in, whether as a proprietor, partner, stockholder, lender, director, officer, employee, joint venture, investor, lessor, agent, representative or other participant, any business that competes with us in any state where we operate.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Management Consulting Agreement

We were party to an Amended and Restated Management Consulting Agreement, or Consulting Agreement, effective as of February 1, 2004, with Hampshire Management Company LLC, or Consultant, an affiliate of Hampshire Equity Partners II, L.P., pursuant to which it provided us with certain consulting services related to, but not limited to, our financial affairs, relationships with our lenders, stockholders and other third-party associates or affiliates, and the expansion of our business. In connection with the initial public offering, the parties terminated the Consulting Agreement and we paid the Consultant a one time termination fee of $1.2 million in the second quarter of fiscal 2005.

Stockholders Agreement

Prior to the initial public offering, Hampshire Equity Partners II, L.P., George Bellino and certain management stockholders were party to a Stockholders Agreement, dated as of April 13, 1999, or Stockholders Agreement. The Stockholders Agreement provided, among other things, that four members of our Board of Directors were designated by Hampshire Equity Partners and its affiliates, the stockholders agreed generally not to transfer their shares and the management stockholders were granted tag-along rights in the event of a sale of more than 50% of our stock. We agreed to register shares of our common stock held by the stockholders under certain circumstances and agreed that Hampshire Equity Partners would include its shares of common stock in an initial public offering of our common stock. In connection with the initial public offering, we terminated the Stockholders Agreement in its entirety.

Registration Rights Agreement

In connection with the initial public offering, we entered into a Registration Rights Agreement, dated as of May 23, 2005, with Hampshire Equity Partners II, L.P., or Registration Rights Agreement. Pursuant to the terms and provisions of the Registration Rights Agreement, Hampshire Equity Partners II, L.P. will have the right, from time to time, subject to certain restrictions, to cause us to register our shares of common stock for sale under the Securities Act, on Form S-1 or, if available, on Form S-3 or any similar short-form registration statement. In addition, if at any time we register additional shares of common stock, Hampshire Equity Partners II, L.P. will be entitled to include its shares of common stock in the registration statement relating to that offering. If our subsequent registration is made pursuant to an underwritten offering, Hampshire Equity Partners II, L.P. must sell its registrable securities to the underwriters selected by us if they choose to participate in that registration.

Nominating Agreement

In connection with the initial public offering, we entered into a Nominating Agreement, dated as of May 23, 2005, with Hampshire Equity Partners II, L.P. pursuant to which we, acting through our Nominating and Corporate Governance Committee, agreed, subject to the requirements of our director’s fiduciary duties, that (i) Hampshire Equity Partners II, L.P. is entitled to designate up to two directors to be nominated for election to our board of directors as long as Hampshire Equity Partners II, L.P. owns in the aggregate at least 40% of the shares of the common stock which it owned immediately prior to the consummation of the initial public offering or (ii) Hampshire Equity Partners II, L.P. is entitled to designate one director to be nominated for election to the board of directors as long as Hampshire Equity Partners II, L.P. owns in the aggregate less than 40% and at least 15% of the shares of our common stock which it owned immediately prior to the consummation of the initial public offering. If at any time Hampshire Equity Partners II, L.P. owns less than 15%, it will not have the right to nominate any directors for election to our board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own, or are part of a group that owns, more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports furnished to us, all reports required by Section 16(a) of the Exchange Act to be filed by the directors and executive officers and all beneficial owners of more that ten percent of the common stock outstanding to report transactions in securities were timely filed, with the exception of a report for one set of validly approved option grants to each of R. Edward Anderson, George A Bellino, James A. Dunn, Thomas W. Stoltz, John S. Lupo and Tracy L. Noll in May that were inadvertently filed late.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of March 31, 2006, for the following persons:

•             each stockholder known by us to own beneficially more than 5% of our common stock;

•             each of our directors and named Executive Officers; and

•             all directors and Executive Officers as a group.

This table lists applicable percentage ownership based on 13,487,227 shares of common stock outstanding as of March 31, 2006. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have deemed shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days of March 31, 2006 to be outstanding, but we have not deemed these shares to be outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes below, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by that stockholder.

Name and Address of Beneficial Owner:	Number of Shares of Common Stock Beneficially Owned		Percentage of Class
Directors, Nominees and Executive Officers (1):
George A. Bellino	350,072	(2)	2.6%
R. Edward Anderson	329,915	(3)	2.4
Tracy L. Noll	69,564	(4)	0.5
Thomas W. Stoltz	47,417	(5)	0.4
James A. Dunn	38,181	(5)	0.3
John S. Lupo	7,700	(5)	0.0
Gregory P. Flynn (6)	6,330,785		46.9
Patricia M. Luzier	-	(5)	0.0
All Directors, Nominees and Executive Officers as a group (consisting of 8 persons)	7,173,634		53.2

Other Beneficial Owners:
Hampshire Equity Partners II, L.P.	6,312,373		46.8%
520 Madison Avenue
New York, NY 10022

Morgan Stanley	1,170,160		8.7%
1585 Broadway
New York, NY 10022

Capital Research and Management Company	735,190		5.5%
333 South Hope Street
Los Angeles , CA 90071

(1)                             The business address for all Directors, Nominees and Executive Officers is c/o Citi Trends Inc., 102 Fahm Street, Savannah, Georgia 31401.

(2)                             Includes 129,568 shares of common stock and 220,504 options to purchase shares of common stock that are currently exercisable or will be exercisable within 60 days of March 31, 2006.

(3)                             Includes 29,163 shares of common stock and 300,752 options to purchase shares of common stock that are currently exercisable or will be exercisable within 60 days of March 31, 2006.

(4)                             Includes 45,500 shares of common stock and 24,064 options to purchase shares of common stock that are currently exercisable or will be exercisable within 60 days of March 31, 2006.

(5)                             Consists of options to purchase shares of common stock that are currently exercisable or will be exercisable within 60 days of March 31, 2006.

(6)                           Mr. Flynn is the Vice President of Lexington Equity Partners II, Inc., the general partner of Hampshire Equity Partners II, L.P., and is deemed to beneficially own the shares of common stock held by Hampshire Equity Partners (as defined in below). Mr. Flynn has disclaimed beneficial ownership of the shares of common stock held by Hampshire Equity Partners.

Hampshire Equity Partners refers to Hampshire Equity Partners II, L.P., Hampshire Equity Partners Cayman D.B. II, LP and Hampshire Equity Partners Cayman II, LP. Lexington Equity Partners II, L.P. is the general partner of Hampshire Equity Partners II, L.P. Lexington Equity Partners Cayman II, L.P. is the general partner of each of Hampshire Equity Partners Cayman D.B. II, LP and Hampshire Equity Partners Cayman II, LP. The general partner of each of Lexington Equity Partners II, L.P. and Lexington Equity Partners Cayman II, L.P. is Lexington Equity Partners II, Inc., which has ultimate voting and investment control over the shares of our common stock held by Hampshire Equity Partners. Tracey Rudd, an employee of an affiliate of Hampshire Equity Partners, is the President of Lexington Equity Partners II, Inc. and Mr. Flynn is the Vice President of Lexington Equity Partners II, Inc.

The following table represents those securities authorized for issuance as of January 28, 2006 under our existing equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,572,833	2.60	1,125,000
Equity compensation plans not approved by security holders	—	—	—
Total	1,572,833	2.60	1,125,000

PERFORMANCE GRAPH*

Set forth below is a line graph comparing the last eight months percentage change in the cumulative total stockholder return on shares of our common stock against (i) the cumulative total return of companies listed on The NASDAQ National Market and (ii) the cumulative total return of the Nasdaq Retail Trade. The period compared commences May 18, 2005, the date on which our common stock began trading on The NASDAQ National Market, and ends January 31, 2006. This graph assumes that $100 was invested on May 18, 2005 in our common stock and in each of the market index and the peer group index, and that all cash distributions were reinvested. Our common stock price performance shown on the graph is not indicative of future price performance.

COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN*

AMONG CITI TRENDS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ RETAIL TRADE INDEX

* $100 invested on 5/18/05 in stock or on 4/30/05 in index-including reinvestment of dividends.

Fiscal year ending January 31.

* The material in this performance graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2:
AMEND CITI TRENDS’ SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The board of directors has approved, subject to stockholder approval, an amendment to Citi Trends’ Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 32,000,000 shares. The affirmative vote of a majority of the shares entitled to vote at the annual meeting is required to approve this amendment to Citi Trends’ Second Amended and Restated Certificate of Incorporation.

As of March 27, 2006, approximately 5,500,000 shares of common stock were neither issued nor reserved for issuance. The board of directors believes that this number of shares of common stock is not sufficient to provide Citi Trends the needed flexibility to conduct its business and plan for future events, including issuances of common stock for such general corporate purposes as stock splits, stock dividends, incentive awards, acquisitions and other similar transactions.

If the amendment to the Second Amended and Restated Certificate of Incorporation is approved by Citi Trends’ stockholders, the board of directors may approve a stock split to be effected in the form of a stock dividend. In such event, pursuant to the provisions of Citi Trends’ equity compensation plan, the number of shares of common stock available for issuance and the number of shares covered by outstanding awards under such plans would adjust to give effect to the split. The issuance of shares of common stock in connection with the stock split would not require stockholder approval. The Company has no other present plan, arrangement or understanding to issue additional shares of common stock.

If this amendment is approved by Citi Trends’ stockholders, Article Fourth of Citi Trends’ Second Amended and Restated Certificate of Incorporation would be amended and restated in its entirety to read as follows:

FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 32,005,000  shares, consisting of:

(i) 32,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”); and

(ii) 5,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

A statement of the powers, designations, preferences, and relative participating, optional or other special rights and the qualifications, limitations and restrictions of the Common Stock and the Preferred Stock is as follows.

1. Common Stock.

(a) Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as, if and when, determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding shares of Preferred Stock.

(b) Liquidation Rights. In the event of a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share in the distribution of any remaining assets available for distribution to its stockholders ratably, subject to any preferential rights of any then outstanding Preferred Stock.

(c) Voting Rights. The holders of Common Stock shall be entitled to one vote per share in voting or consenting to the election of directors and for all other matters presented to the stockholders of the Corporation for their action or consideration. Cumulative voting for the election of directors is not permissible. Except as otherwise required by law, the holders of the Common Stock shall vote together as a single class on all matters submitted to the stockholders of the Corporation.

2. Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, as shall be stated in the resolutions providing for the issuance of such series adopted by the Board of Directors.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a) the number of shares constituting that series and the distinctive designation of that series;

(b) the rate of dividend, and whether (and if so, on what terms and conditions) dividends shall be cumulative (and if so, whether unpaid dividends shall compound or accrue interest) or shall be payable in preference or in any other relation to the dividends payable on any other class or classes of stock or any other series of the Preferred Stock;

(c) whether that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and extent of such voting rights;

(d) whether the shares must or may be redeemed and, if so, the terms and conditions of such redemption (including, without limitation, the dates upon or after which they must or may be redeemed and the price or prices at which they must or may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

(e) whether the shares shall be issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange (including without limitation the price or prices or the rate or rates of conversion or exchange or any terms for adjustment thereof);

(f) the amounts, if any, payable upon the shares in the event of voluntary liquidation, dissolution or winding up of the Corporation in preference of shares of any other class or series and whether the shares shall be entitled to participate generally in distributions on the Common Stock under such circumstances;

(g) the amounts, if any, payable upon the shares thereof in the event of involuntary liquidation, dissolution or winding up of the Corporation in preference of shares of any other class or series and whether the shares shall be entitled to participate generally in distributions in the Common Stock under such circumstances;

(h) sinking fund provisions, if any, for the redemption or purchase of the shares (the term “sinking fund” being understood to include any similar fund, however designated) and, if so, the terms and amount of such sinking fund; and

(i) any other relative rights, preferences, limitations and powers of that series.

3. No Preemptive Rights. Except as expressly set forth in this Certificate of Incorporation, any certificate of designation, any resolution or resolutions providing for the issuance of a series of stock adopted by the Board of Directors, or any agreement between the Corporation and its stockholders, the holders of Common Stock or any series of Preferred Stock shall have no preemptive right to subscribe for any shares of any class of capital stock of the Corporation whether now or hereafter authorized.

The additional authorized shares of Citi Trends common stock, if and when issued, would be part of the existing class of Citi Trends common stock and would have the same rights and privileges as the shares of Citi Trends common stock presently issued and outstanding. Although the additional shares of common stock would not have any effect on the rights and privileges of Citi Trends’ existing stockholders, the issuance of additional shares of common stock, other than in connection with a stock split or stock dividend, may dilute the voting power of existing stockholders. In addition, the issuance of additional shares of common stock may decrease earnings and the book value attributable to shares presently issued and outstanding.

In addition, the availability of additional authorized but unissued shares of common stock could have an anti-takeover effect. Although the board of directors has no present intention of doing so, new shares of common stock could be issued without stockholder approval to dilute the percentage ownership of current stockholders, thereby increasing the cost and difficulty of obtaining control of Citi Trends. Citi Trends is not aware of any pending or proposed effort to obtain control of Citi Trends or to change Citi Trends’ management.

If the amendment to Citi Trends’ Second Amended and Restated Certificate of Incorporation is approved, it will become effective upon its filing with the Delaware Secretary of State, which will occur as soon as reasonably practicable after approval.

The board of directors recommends that stockholders vote “FOR” the amendment to Citi Trends’ Second Amended and Restated Certificate of Incorporation. Proxies solicited by the Board will be so voted except where authority has been withheld.

PROPOSAL 3:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2007, and further directed that the appointment of KPMG LLP be submitted for ratification by the stockholders at the annual meeting. KPMG LLP has served as our independent registered public accounting firm since fiscal 2002. We have been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with us other than the usual relationship that exists between independent registered public accounting firms and clients. We understand that a representative from KPMG LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm is not required. However, the appointment is being submitted for ratification at the annual meeting with a view toward soliciting the stockholders’ opinions, which the board of directors will take into consideration in future deliberations. If the appointment of KPMG LLP is not ratified at the annual meeting, the board of directors will consider the engagement of other independent registered public accounting firm. The board of directors may terminate the engagement of KPMG LLP as our independent registered public accounting firm without the approval of our stockholders whenever the board of directors deems termination necessary or appropriate.

Principal Accounting Fee Information

The following table sets forth the aggregate fees paid or payable to KPMG LLP relating to the audit of our 2005 consolidated financial statements and the fees billed to us in 2005 by KPMG LLP for other professional services:

	Fiscal Year 2004	Fiscal Year 2005
Audit Fees(1)	$143,333	$1,078,622
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)               Audit fees include amounts billed to us related to the annual audit of our financial statements and interim reviews of the quarterly financial statements filed in fiscal 2005. This category includes services associated with the initial public offering and the secondary public offering, including the related registration statements.

Audit Committee Pre-Approval Policy

In accordance with our Audit Committee pre-approval policy, all audit services performed for us by our independent registered public accounting firm were pre-approved by our Audit Committee.

Our Audit Committee’s pre-approval policy provides that our independent registered public accounting firm shall not provide services that have the potential to impair or appear to impair the independence of the audit role. The pre-approval policy requires our independent registered public accounting firm to provide an annual engagement letter to our Audit Committee outlining the scope of the audit services proposed to be performed during the fiscal year. Upon the Audit Committee’s acceptance of and agreement with such engagement letter, the services within the scope of the proposed audit services shall be deemed pre-approved pursuant to the policy.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the Audit Committee, prior to engagement, of such services, other than audit services covered by the annual engagement letter. In addition, services to be provided by our independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee by both management and the independent registered public accounting firm, and must include a detailed description of the services to be provided.

Our policies prohibit us from engaging the independent registered public accounting firm to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information systems design and implementation, appraisal or valuation services, or contribution-in-kind reports, actuarial services, any management function, legal services or expert services not related to the audit, broker-dealer, investment adviser, or investment banking services or human resource consulting. In addition, we evaluate whether our use of the independent registered public accounting firm for permitted non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee is prohibited from delegating to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

Vote Required; Recommendation

The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm. The board of directors recommends that stockholders vote “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending February 3, 2007.

STOCKHOLDER PROPOSALS
FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT

Any proposal or proposals by a stockholder pursuant to the proxy solicitation rules of the Securities and Exchange Commission intended to be included in the proxy statement and proxy card relating to the 2007 annual meeting of stockholders must be received by us no later than February 23, 2007 and no earlier than January 24, 2007. In addition, if you desire to bring business (including director nominations) before our 2007 annual meeting of stockholders, you must comply with our bylaws, which require that you provide written notice of such business to our secretary, which notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the previous year’s annual meeting. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to the 2007 annual meeting of stockholders any stockholder proposal which may be omitted from the proxy materials pursuant to applicable regulations of the Securities and Exchange Commission in effect at the time such proposal is received.

Notices of intention to present proposals at the 2007 annual meeting should be addressed to the Company, Attn:  Secretary, 102 Fahm Street, Savannah, Georgia 31401.

ANNUAL REPORT

Our Annual Report for the year ended January 28, 2006 accompanies this proxy statement.

OTHER BUSINESS

We know of no other matter to come before the meeting. However, if any other matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

ANNEX A

CITI TRENDS, INC.

Charter of the Audit Committee of the Board of Directors

I.                                         PURPOSE

A.                                   The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) is appointed by the Board to assist the Board in fulfilling its responsibility to oversee the quality and integrity of Citi Trends, Inc.’s (the “Company”) financial reporting and the audits of the financial statements of the Company. The Committee’s purpose is to:

1.                     Assist the Board’s oversight of:

a.               the integrity of the Company’s financial statements and internal controls;

b.              the Company’s compliance with legal and regulatory requirements;

c.               the Company’s overall risk management profile;

d.              the independent auditors’ qualifications and independence; and

e.               the performance of the Company’s internal audit function and independent auditors.

2.                     Prepare the report of the Committee required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual meeting proxy statement.

II.                                     MEMBERSHIP

A.           The Committee shall be comprised of three or more members of the Board. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall be elected by the Board annually and serve until the earlier to occur of his or her resignation or removal or the election and qualification of such member’s successor. The Board shall designate a chairperson of the Committee. All members of the Committee shall meet the independence criteria and have the qualifications set forth in the listing standards of the Nasdaq National Market (“Nasdaq”) and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) subject to both the phase in rules for companies listing in connection with an initial public offering and the controlled company exception under the Nasdaq rules.

Accordingly, all of the members of the Committee shall be directors:

1.                     who do not accept any direct or indirect consulting, advisory or compensatory fee from the Company other than for board service or in respect of retirement or deferred compensation for prior service, who are not “affiliated persons” within the meaning of Rule 10A-3 under the Exchange Act and who otherwise satisfy the independence criteria set forth in the Nasdaq listing standards; and

2.                     Who are financially literate (i.e. have the ability to read and understand fundamental financial statements as determined by the Board).

B.                  At least one member of the Committee shall qualify as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-K under the Exchange Act (which the Board may presume satisfies the Nasdaq listing standard that one member have accounting or related financial management expertise).

C.                  Committee members shall not serve simultaneously on the audit committee of more than two other public companies, unless the Board determines that such service will not impair the member’s ability to serve on the Committee.

III.                                 DUTIES AND RESPONSIBILITIES

A.                The Committee’s responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.

To carry out its oversight responsibility, the Committee shall undertake the activities set forth below. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.                     Independent Auditors and Audit Process

a.              The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to appoint, select, compensate, retain (or nominate for shareholder ratification), oversee, evaluate and, where appropriate, replace the independent auditors.

i.                                             The independent auditors shall report directly to the Committee.

ii.                                          The Committee shall evaluate at least annually the experience, qualifications and performance of the lead partner and the senior members of the independent auditors’ engagement team.

b.             The Committee shall review and approve the scope of the audit services outlined in the independent auditors’ annual engagement letter.

c.              The Committee shall review the scope of the annual audit outlined by the independent auditors and their proposed audit plan and procedures, including the adequacy of staffing, compensation and resources.

d.             The Committee shall review with the independent auditors any problems, difficulties or disputes the auditors may have encountered in the course of the audit work or otherwise and any management letter provided by the auditors and the Company’s response to that letter.

e.              At least annually, receive and review a report by the independent auditors describing: the independent auditors’ internal quality-control procedures;

i.                                             any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and

ii.                                          any steps taken to deal with any such issues.

f.                The Committee shall review any report of the independent auditors under Section 10A(k) of the Exchange Act relating to:

i.                                             critical accounting policies and practices to be used;

ii.                                          alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosure and treatments and the treatment preferred by the independent auditors; and

iii.                                       other material written communications between the independent auditors and management, such as a management letter or schedule of unadjusted differences.

g.              The Committee shall:

i.                                             request from the independent auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

ii.                                          discuss with the independent auditors any such disclosed relationships or services and their impact on the independent auditors’ objectivity and independence;

iii.                                       pre-approve all audit services and permissible non-audit services to be provided by the independent auditors in accordance with policies adopted by the Committee;

iv.                                      ensure that the independent auditors do not perform any non-audit services that are prohibited by law or regulation;

v.                                         establish clear hiring policies and review all proposed hiring of employees or former employees of the independent auditors; and

vi.                                      ensure the rotation of the independent auditors lead and concurring audit partner every five years and other audit partners every seven years.

2.                                          Financial Statements

a.              The Committee shall discuss with management and the independent auditors the annual audited financial statements to be included in the Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and the quarterly financial statements to be included in the Quarterly Reports on Form 10-Q, including the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committees, as well as the disclosures in response to Item 303 of Regulation S-K “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the Company’s filing of the Form 10-K and Form 10-Q reports. The Committee shall determine whether to recommend inclusion of these financial statements in these SEC periodic reports.

b.             The Committee shall review earnings press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies. The discussions need not occur in advance of each release or provision of guidance.

c.              The Committee shall consider major changes and other major questions of choice respecting the appropriate accounting principles, estimates and practices to be applied in the preparation of the Company’s financial statements.

d.             The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures, that may have a material impact on the financial statements.

e.              The Committee shall review the Company’s policies with respect to risk assessment and risk management.

f.                The Committee shall review the Company’s compliance with legal and regulatory independence.

g.             The Committee shall review with management and the independent auditors the financial statement effects of pending regulatory and accounting initiatives.

h.             The Committee shall review the impact of off-balance sheet structures on the Company’s financial statements.

i.                 The Committee shall review any significant disputes between management and the independent auditors that arose in connection with the preparation of the Company’s financial statements.

3.                                          Internal Controls

a.              The Committee shall review and discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the Company’s internal controls, including the Company’s ability to monitor and manage business risk, legal and ethical compliance programs.

b.             The Committee shall review the adequacy of the Company’s internal audit function and shall approve the engagement of any outsourced consultant or service provider.

c.              The Committee shall review with the Chief Executive Officer and Chief Financial Officer the content of the certifications to be included in Form 10-K and 10-Q reports and certification process and related disclosures regarding disclosure controls and procedures and internal controls over financial reporting.

d.             The Committee shall obtain reports from management, internal auditors and the independent auditors concerning the Company’s compliance with applicable laws and regulations and compliance by directors, officers and employees with the Company’s Code of Business Conduct and Ethics and the Committee shall advise the Board with respect to policies and procedures relating to such compliance matters.

e.              The Committee shall have the responsibility to establish procedures as required by Section 10A(m)(4) of the Exchange Act for:

i.                                             the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

ii.                                          the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

f.                The Committee shall review and approve all related party transactions consistent with the rules applied to companies listed on Nasdaq.

g.             The Committee shall prepare an audit committee report required by the SEC to be included in the Company’s annual proxy statement.

B.                  The Committee shall report regularly to the Board and shall review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors and the performance of the internal auditors.

IV.                                MEETINGS

The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone. Any member of the Committee may call meetings of the Committee. The Committee shall meet with the independent auditors at least quarterly. The Committee shall meet on occasion with the independent auditors and internal audit staff outside the presence of senior management. The Committee may request that any officer or employee of the Company, the Company’s outside counsel or the Company’s independent auditors attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. A majority of the Committee shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting, at which a quorum is present, shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee shall report its recommendations to the Board after each Committee meeting. In addition, the Committee should communicate with the independent auditors and management quarterly to review the Company’s financial statements consistent with Section III of this Charter.

V.                                       PROCEDURES

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority and sufficient funding to retain outside legal counsel, accountants or other experts as it determines necessary and appropriate to assist the Committee in carrying out its functions, without obtaining the approval of the Board or management.

VI.                                   PERFORMANCE EVALUATION

The Committee shall prepare and provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this Charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairperson or any other member of the Committee designated by the Committee to make the report, and shall be undertaken under the supervision of the Nominating and Corporate Governance Committee in accordance with the Corporate Governance Guidelines adopted by the Board. The Committee shall review and assess the adequacy of the Committee charter annually, propose any necessary changes to the Nominating and Corporate Governance Committee for review and ultimate recommendation for approval to the Board.

VII.                               LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty or responsibility to (a) plan or conduct audits, (b) determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations, (c) design and implement internal controls and procedures and disclosure controls and procedures, or (d) conduct other types of auditing or accounting reviews or procedures. These are the responsibilities of management and the independent auditors. In addition, the Committee recognizes that the Company’s management, internal audit staff and the independent auditors, devote more time to reviewing or analyzing the Company’s business and its operations and as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the quality or adequacy of the independent auditors’ work or performance.

ANNUAL MEETING OF STOCKHOLDERS OF

CITI TRENDS, INC.

May 24, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Director for a three-year term expiring at the				FOR	AGAINST	ABSTAIN
2009 Annual Meeting.			3.	Ratification of the action of the Board of ☐	☐	☐
		NOMINEE:		Directors of the Company in selecting
☐	FOR THE NOMINEE	Patricia M. Luzier		KPMG LLP to be the registered public
accounting firm of the Company for the
☐	WITHHOLD AUTHORITY			fiscal year ending February 3, 2007.
FOR THE NOMINEE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
2. Adoption of proposal to amend the Company’s Second				DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES
Amended and Restated Certificate of Incorporation.				WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE
FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF.
☐	FOR			THIS PROXY ALSO DELEGATES DISCRETIONARY
AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS
☐	AGAINST			WHICH MAY PROPERLY COME BEFORE THE MEETING OR
ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
☐	ABSTAIN
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT
OF THE NOTICE OF ANNUAL MEETING AND PROXY
STATEMENT.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐

CITI TRENDS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2006

The undersigned, revoking all previous proxies, hereby appoints R. Edward Anderson and Thomas W. Stoltz and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of Citi Trends, Inc. to be held on May 24, 2006 at 10:00 am, at the Doubletree Hotel, 411 West Bay Street, Savannah, Georgia 31401, and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

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